UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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THE VICTORY PORTFOLIOS
(Name of Registrant as Specified In Its Charter)

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THE VICTORY PORTFOLIOS

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD July [•], 2014

The Board of Trustees (the “Board”) of The Victory Portfolios (the “Trust”) has called a Special Meeting of Shareholders (the “Meeting”) of Victory International Fund and Victory International Select Fund (each, a “Fund” and collectively, the “Funds”), each of which is a separate series of the Trust.  The Meeting will be held at the offices of the Trust, 3435 Stelzer Road, Columbus, Ohio 43219, on July [•], 2014 at 10:00 A.M., Eastern Time, as may be adjourned from time to time.

At the Meeting, shareholders of both Funds will be asked to vote on:

1.              A proposal to approve a new Investment Sub-Advisory Agreement between Victory Capital Management Inc. (the “Adviser”) and Munder Capital Management.

2.              A proposal to approve the use of a “manager of managers” structure whereby the Adviser will be able to hire and replace sub-advisers without shareholder approval.

In addition, shareholders will be asked to vote on any other business properly brought before the Meeting and any adjournments or postponements of the Meeting.

Any shareholder who owned shares of a Fund on June [•], 2014 (the “Record Date”) will receive notice of the Meeting and will be entitled to vote at the Meeting or any adjournment or postponement of the Meeting.  Please read the full text of the Proxy Statement for a complete understanding of the proposals.

Dated: June [•], 2014

By Order of the Board of Trustees

Christopher K. Dyer, Secretary

3435 Stelzer Road

Columbus, Ohio 43219

YOUR VOTE IS IMPORTANT!

PLEASE HELP YOUR FUND AVOID THE EXPENSES OF
ADDITIONAL SOLICITATIONS BY VOTING TODAY!

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING TO BE HELD ON July [•], 2014

The Funds’ notice of special meeting of shareholders, proxy statement and form of proxy card are available on the Internet at https://www.proxyonline.com/docs/victory2014.pdf.  The form of proxy card on the Internet Site cannot be used to cast your vote.

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IMPORTANT INFORMATION TO HELP YOU UNDERSTAND
THE PROPOSALS ON WHICH YOU ARE BEING ASKED TO VOTE

Below is a brief overview of the proposals you are being asked to be vote upon, each of which is discussed in more detail in the enclosed proxy statement, notice of meeting and proxy card.  A proxy card is, in essence, a ballot.  When you vote your proxy, it tells us how you wish to vote on important issues related to your Fund.  If you specify a vote on a proposal, your proxy will be voted as you indicate.  If you specify a vote on one proposal but not the other proposal, your proxy will be voted as specified on such proposal and, on the proposal for which no vote is specified, your proxy will be voted FOR such proposal.  If you simply sign, date and return the proxy card, but do not specify a vote on the proposals, your proxy will be voted FOR the proposals.

Your vote is important and we urge you to carefully review and consider the proposals in the proxy statement.  If you have questions regarding the proposals, please call your Investment Consultant or The Victory Portfolios at 1-866-796-3441.  We appreciate the confidence you have placed in The Victory Portfolios and look forward to helping you achieve your financial goals through investment in The Victory Portfolios.

Q.  Why am I receiving these materials?

A.  The Board of Trustees (the “Board”) of The Victory Portfolios (the “Trust”) is soliciting your vote in connection with a special meeting of shareholders (the “Meeting”) of Victory International Fund and Victory International Select Fund (each, a “Fund” and collectively, the “Funds”) to be held on July [•], 2014 at the Trust’s Offices, 3435 Stelzer Road, Columbus, Ohio 43219.  As a shareholder of record, you are invited to attend the Meeting and are entitled to vote on the items of business described in the proxy statement, either in person at the Meeting or by voting your proxy in advance of the Meeting.  Your prompt response will help save the costs of further solicitations for shareholder votes.

Q.  What proposals am I being asked to vote on?

A.  You are being asked to vote on the following:

PROPOSAL	FUNDS VOTING
Approve a Sub-Advisory Agreement between Victory Capital Management Inc. (the “Adviser”) and Munder Capital Management (the “Sub-Adviser”) on behalf of each of the Funds.	Each Fund voting separately.

Approve the use of a “manager of managers” structure whereby the Adviser will be able to hire and replace sub-advisers without shareholder approval.	Each Fund voting separately.

Q.  Has my Fund’s Board approved these proposals?

A.  Yes.  The Board unanimously approved these proposals at a meeting held on May 21-22, 2014.

Q.  How does the Board recommend that I vote?

A.  The Board unanimously recommends that you vote:

1.                                      FOR the approval of the Sub-Advisory Agreement between the Adviser and the Sub-Adviser; and

2.                                      FOR the approval of the use of a “manager or managers” structure whereby the Adviser will be able to hire and replace sub-advisers for each of the Funds without shareholder approval.

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Q.  Why is the Board of Trustees recommending a Sub-Advisory Agreement?

A.  In connection with the announced acquisition of the Sub-Adviser by the parent company of the Adviser, which is expected to close by the end of the third quarter of 2014, the Adviser recommended replacing the Funds’ existing portfolio management team with the Sub-Adviser’s international portfolio management team.  The Adviser’s recommendation was based on, among other things, the nature, quality and scope of the services the Sub-Adviser would provide to the Funds. The Board believes it is in the best interests of the Funds and their shareholders to appoint the Sub-Adviser as sub-adviser to the Funds.  In order to appoint the team to manage the Funds’ portfolios before the close of the acquisition transaction, the Board of the Trust approved the proposed Sub-Advisory Agreement with the Sub-Adviser and called a shareholder meeting to solicit approval of the Funds’ shareholders. The team is expected to continue managing the Funds as employees of the Adviser after the close of the acquisition transaction pursuant to the Funds’ Investment Advisory Agreement with the Adviser.

Q.  Will the portfolio manager of my Fund change?

A.  Yes.  If Proposal 1 is approved, each Fund will be managed by a team of portfolio managers with significant investment experience in international markets.  Additional information about the team is set forth in the discussion of Proposal 1 in the Proxy statement.

Q.  Will the investment objective or principal investment strategy of my Fund change?

A.  No changes are proposed to your Fund’s investment objective if Proposal 1 is approved. Each Fund will be managed by the Sub-Adviser’s portfolio management team pursuing the same principal investment strategy as applicable to the Funds today, except that the Sub-Adviser’s team will utilize its own process for managing each Fund’s portfolio. Additional information about the team is set forth in the discussion of Proposal 1 in the proxy statement.

Q.  Will the fee rates payable by my Fund increase under the Sub-Advisory Agreement?

A.  No.  The fees payable under the Sub-Advisory Agreement will be paid entirely by the Adviser and not the Funds.  As a result, there will be no change in the total advisory fees payable by the Funds.

Q.  If Proposal 1 is approved, when will the Sub-Advisory Agreement take effect?

A.  If Proposal 1 is approved, the Sub-Advisory Agreement will become effective as soon as practicable following the shareholder meeting, on or about July [•], 2014.

Q:  What is a “manager of managers” structure?

A:  The Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that a sub-advisory agreement be approved by a majority of the outstanding shares of a fund before it can be implemented.  Under a manager of managers structure, however, the fund’s investment adviser would not have to seek shareholder approval to appoint a new or additional sub-adviser to manage a fund.  Rather, upon receiving board approval, sub-advisers appointed by the adviser could immediately begin to manage fund assets.  A fund that operates under a manager or managers structure must obtain an order from the Securities and Exchange Commission (“SEC”) exempting the fund and its investment adviser from various requirements of the 1940 Act and must obtain approval of its shareholders before implementing a manager of managers structure.

The Trust obtained a manager of managers order from the SEC in 1996, but it has not previously sought shareholder approval to use the manager of managers structure.  If shareholders approve Proposal 2, upon the recommendation of the Adviser and the Board and notice to shareholders, the Funds may rely in the future on the 1996 order or any similar order that supersedes or replaces the 1996 order.

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Q.  Why does the Board recommend approval of a manager of managers structure?

A.  The Board believes that a manager of managers structure will enable the Funds to operate with greater efficiency and provide the Funds with faster access to qualified sub-advisers, without incurring potential expenses or delays that could result from seeking shareholder approval.

Q.  Does the Board anticipate any immediate changes to the portfolio management structure for the Funds (other than as described in Proposal 1)?

A.  The Adviser has informed the Board that it does not currently anticipate any near-term changes to the portfolio management structure for the Funds, other than those described in Proposal 1.  The Board determined to seek shareholder approval of the manager of managers structure at this time, however, to avoid additional meeting and proxy solicitation costs in the future, since a meeting of shareholders is already needed to approve Proposal 1.

Q.  Will approval of Proposal 2 affect my investment advisory fees as a Fund shareholder?

A.  Approval of Proposal 2 will not affect your investment advisory fees as a shareholder of a Fund since a manager of managers structure will not at any time entail an increase in the investment advisory fees paid by a Fund.  Further shareholder approval would be necessary to increase the advisory fees that are payable by a Fund, which is not contemplated.

Q.  When and where will the shareholder meeting be held?

A.  The Meeting will be held on July [•], 2014 at 10:00 A.M. Eastern Time at the Trust’s offices, 3435 Stelzer Road, Columbus, Ohio. If a quorum is not obtained by the scheduled Meeting date, the Meeting will be adjourned to allow more time to solicit additional proxies from shareholders.

Q.  Will the Fund pay for the proxy statement and related costs?

A.  The Adviser has agreed to bear three-fourths of the expenses relating to the Proposals, including the cost of soliciting proxies, whether or not the Proposals are approved by shareholders. Together, the Funds will bear the remaining one-fourth of these expenses.  The Adviser estimates the total cost of the Proposals will be approximately $[ ]. The Funds will also bear any costs associated with making portfolio adjustments as a result of the Sub-Adviser assuming management of their portfolios, including brokerage fees and expenses.

Q.  I have received other proxies from the Trust.  Is this a duplicate?  Do I have to vote again?

A.  This is NOT a duplicate proxy.  You may receive more than one proxy package if you hold shares in more than one account. You must return separate proxy cards or record separate votes via telephone or the Internet for separate holdings.

Q.  How can I vote my shares?

A.  You can vote your shares by completing and signing the enclosed proxy card(s), and mailing them in the enclosed postage-paid envelope.  You may also vote your shares by phone or via the internet by following the instructions on the proxy card(s) or by attending the Meeting in person.  The enclosed proxy card includes a control number that you will need to have available for your reference if you choose to vote online or by telephone.  If you need assistance, or have any questions regarding the proposals or how to vote your shares, please call your Investment Consultant or The Victory Portfolios at 1-866-796-3441.

Dated: June [•], 2014

By Order of the Board of Trustees

Christopher K. Dyer, Secretary

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THE VICTORY PORTFOLIOS

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY [•], 2014

PROXY STATEMENT

INTRODUCTION

This is a Proxy Statement for The Victory Portfolios (the “Trust”) on behalf of its separate series, Victory International Fund and Victory International Select Fund (each, a “Fund” and collectively, the “Funds”).

The Board of Trustees of the Trust (the “Board”) is soliciting proxies for a special meeting of shareholders of the Funds (the “Meeting”) on July [•], 2014.  The Meeting will be held at 10:00 A.M. Eastern Time, as may be adjourned from time to time, at the offices of the Trust, 3435 Stelzer Road, Columbus, Ohio  43219.  The purpose of the Meeting is to seek shareholder approval of proposals described in this proxy statement, which have already been approved by the Board.

We have divided the Proxy Statement into four parts:

Part 1 — Your Fund’s Proposals begins on page [•].

Part 2 — More on Proxy Voting and Shareholder Meetings begins on page [•].

Part 3 — Trust Information begins on page [•].

Part 4 — Exhibits begin on page [•].

This proxy statement contains the information you should know before voting on the proposals described in the notice.  You should read the entire proxy statement before voting.  If you have any questions, please call your Investment Consultant or the Trust at 1-866-796-3441.

For each of the Proposals, shareholders of each of Fund will vote separately.

The Board has fixed the close of business on June [•], 2014 as the Record Date to determine the shareholders who are entitled to notice of the Meeting and to vote their shares.  Shareholders are entitled to cast one vote for each full share and a fractional vote for each fractional share they own on the Record Date.

We will begin mailing the notice of special meeting, this proxy statement and proxy card(s) to shareholders on or about June [•], 2014.

If you sign your proxy card(s) and return them in time to vote at the Meeting, your shares will be voted in accordance with your instructions.  Signed proxy cards with no instructions for a proposal will be voted FOR such proposal.  If you want to revoke your proxy, you may do so before it is exercised at the Meeting by filing a written notice of revocation with the Trust at 3435 Stelzer Road, Columbus, Ohio, 43219, by returning a signed proxy with a later date before the Meeting or, if attending the Meeting in person, by notifying the Trust’s Secretary (without complying with any formalities) at any time before your proxy is voted.

Photographic identification will be required for admission to the Meeting.

The Trust is required by federal law to file reports, proxy statements and other information with the Securities and Exchange Commission (the “SEC”).  The SEC maintains a website that contains information about the Trust (www.sec.gov).  You can inspect and copy the proxy material, reports and other information at the public reference facilities of the SEC, 100 F Street, N.E., Washington, DC 20549.  You can also obtain copies of these materials from the Public Reference Branch, Office of Consumer Affairs and Information Services of the SEC at 100 F Street, N.E., Washington, DC 20549, at prescribed rates.

The Trust’s most recent annual and semi-annual reports to shareholders are available at no cost.  To request a report, please call the Trust toll-free at 1-800-539-FUND (1-800-539-3863) or write to the Trust at 3435 Stelzer Road, Columbus, OH 43219.

Please note that only one annual or semi-annual report, proxy statement or Notice of Internet Availability of Proxy Materials will be delivered to two or more shareholders of a Fund who share an address, unless the Trust has received instructions to the contrary.  To request a separate copy of an annual report or semi-annual report, this proxy statement or the notice of internet availability of proxy materials, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Trust at the address or telephone number set forth above.

PART 1 — YOUR FUND’S PROPOSALS

Proposal 1 — Approval of Sub-Advisory Agreement

Shareholders of each Fund are being asked to approve a Sub-Advisory Agreement between Victory Capital Management Inc. (the “Adviser”) and Munder Capital Management (the “Sub-Adviser”) on behalf of each Fund.  The Board has approved, and recommends that shareholders of each Fund approve, the Sub-Advisory Agreement.  If you grant authority to a third party to vote regarding Proposal 1, the persons named as proxies will vote for the Proposal.

On April 16, 2014, the Adviser announced that its parent company, Victory Capital Holdings, Inc. (“VCH”), had entered into a purchase agreement to acquire the Sub-Adviser. Under the terms of the purchase agreement, VCH will acquire all of the partnership interests of the Sub-Adviser from Munder Capital Holdings, LLC, and Munder Capital Holdings II, LLC (the “Transaction”).  Closing of the Transaction, which is expected to occur at the end of the third quarter of 2014, is subject to customary closing conditions and consents, including the consent of certain mutual funds and other investment advisory clients of the Sub-Adviser.  Upon the closing of the Transaction, the investment professionals and certain other key employees of the Sub-Adviser, and its wholly owned subsidiary, Integrity Asset Management, LLC, are expected to become employees of the Adviser.

In connection with the Transaction, the Adviser determined to replace the existing portfolio management team that currently manages the Funds with the Sub-Adviser’s international portfolio management team.  In order to appoint the team to manage the Funds’ portfolios before the close of the Transaction, the Adviser recommended that the Board of the Trust approve the proposed Sub-Advisory Agreement with the Sub-Adviser and call a shareholder meeting to solicit approval of the Funds’ shareholders.

Following the closing of the Transaction, the team will continue to manage the Funds as employees of the Adviser under the terms of the Investment Advisory Agreement dated August 1, 2013, as amended, by and between the Trust and the Adviser (the “Advisory Agreement”). It is, therefore, contemplated that the proposed Sub-Advisory Agreement will terminate with the close of the Transaction. If the Transaction does not close, then the Sub-Adviser will continue to serve as sub-adviser to the Funds under the terms of the Sub-Advisory Agreement.

At present, each Fund is managed by the Adviser pursuant to the Advisory Agreement.  The Advisory Agreement provides that the Adviser may delegate a portion of its responsibilities to a sub-adviser but, to date, the Adviser has not appointed a sub-adviser.  Federal securities laws generally require that shareholders approve agreements with a sub-adviser.  Therefore, in order for the Adviser to appoint a sub-adviser to manage the assets of the Funds, shareholders of the Funds must approve Proposal 1 relating to the Sub-Advisory Agreement.

The Sub-Advisory Agreement

The form of the proposed Sub-Advisory Agreement is attached as Exhibit A.  The description of the Sub-Advisory Agreement that follows is qualified in its entirety by reference to Exhibit A.

The Sub-Adviser was founded in 1985 and its headquarters are located at 480 Pierce Street, Birmingham, Michigan 48009.  As of March 31, 2014, the Sub-Adviser had approximately $14 billion in assets under management.

Under the proposed Sub-Advisory Agreement, the Sub-Adviser will serve as sub-adviser to each Fund, with responsibility for the management of each Fund’s investment portfolio, subject to the oversight of the Adviser.  The Sub-Adviser will have discretion to make decisions regarding the implementation of each Fund’s investment strategy.  If approved by the Funds’ shareholders, the Sub-Advisory Agreement will become effective as soon as practicable following the shareholder meeting, on or about July [•], 2014.

The fees payable under the Sub-Advisory Agreement will be paid entirely by the Adviser and not the Funds.  As a result, there will be no change in the total advisory fees payable by the Funds.

For the services to be rendered by the Sub-Adviser under the Sub-Advisory Agreement, the Adviser shall pay to the Sub-Adviser compensation, computed and accrued daily and paid monthly in arrears in U.S. dollars, at the annual rate of 0.40% based upon the average daily net asset value of the portion of each Fund’s assets under management by the Sub-Adviser.

Sub-Advisory Services.  Under the Sub-Advisory Agreement, the Sub-Adviser will, subject to the supervision of the Board and the Adviser: (a) provide investment advice to and manage the investments of each Fund in accordance with its investment objective, policies and limitations as stated in the Fund’s then current Prospectus and Statement of Additional Information, and in compliance with the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules, regulations and orders thereunder; (b) place purchase and sale orders for portfolio transactions for each Fund; (c) evaluate such economic, statistical and financial information and undertake such investment research as it deems advisable; (d) employ professional portfolio managers to provide research services to each Fund; and (e) report investment results to the Board and the Adviser.  The Sub-Advisory Agreement also provides that the Sub-Adviser shall furnish to the Board or the Adviser, or both, as may be appropriate, quarterly reports of its activities on behalf of the Funds, as required by applicable law or as otherwise requested from time to time by the Board or the Adviser, and such additional information, reports (including compliance reports), evaluations, analyses and opinions as the Board or the Adviser may request from time to time.

Portfolio Management.  Subsequent to the effectiveness of the proposed Sub-Advisory Agreement, each of the Funds will be managed by a team of investment professionals employed by the Sub-Adviser.  The primary members of the team will be:

Peter S. Carpenter, CFA, is a Senior Portfolio Manager with the Sub-Adviser and has more than 19 years of investment industry experience.  Mr. Carpenter joined the Sub-Adviser in 2007 from The Boston Company (a subsidiary of BNY Mellon) and was previously employed with Standish, Ayer, and Wood from 1994 until 2001, when Standish, Ayer, and Wood was acquired by BNY Mellon.

Jeffrey R. Sullivan, CFA, is a Senior Portfolio Manager with the Sub-Adviser and has more than 19 years of investment industry experience.  Mr. Sullivan joined the Sub-Adviser in 2007 from The Boston Company (a subsidiary of BNY Mellon) and was previously employed with Standish, Ayer, and Wood from 1998 until 2001, when Standish, Ayer, and Wood was acquired by BNY Mellon.  Prior to joining Standish, Ayer, and Wood, Mr. Sullivan was a Central European Analyst for Lowrey Capital Management.

Mr. Carpenter and Mr. Sullivan will receive analytical support from other members of the Sub-Adviser’s international equity team.

If Proposal 1 is approved by shareholders, no changes to the Fund’s investment objective or principal investment strategy are expected in connection with the appointment of the Sub-Adviser’s portfolio management team except that the Sub-Adviser’s team will utilize its own investment process for managing the Funds’ portfolios.   This process is as follows:

The Sub-Adviser employs a bottom-up investment approach that emphasizes individual stock selection.  The team’s investment process uses a combination of quantitative and traditional qualitative, fundamental analysis to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts.  The stock selection process is designed to produce a diversified portfolio that, relative to the Funds’ primary benchmark index, the MSCI ACWI ex USA Index, tends to have a below-average price-to-earnings ratio and an above-average earnings growth trend.

Investment allocation to countries and sectors tends to closely approximate the country and sector allocations of the MSCI ACWI ex USA Index, which concentrates its exposure in one or more countries, regions or sectors. The Funds will, however, be invested in a minimum of ten countries.

The Funds may invest a substantial portion of its assets within one or more countries or geographic regions. When a Fund focuses its investment in a country or group of countries, it is particularly susceptible to the impact of market, economic, political, regulatory and other factors affecting those countries. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are focused in a country or group of countries.

Payment of Expenses. Under the Sub-Advisory Agreement, the Funds will pay for all their expenses other than those expressly stated to be payable by the Sub-Adviser.  Neither the Trust nor the Funds shall be liable to the Sub-Adviser for its compensation.  The Sub-Advisory Agreement provides that, for the purpose of determining fees payable to the Sub-Adviser, the value of a Fund’s net assets shall be computed at the times and in the manner specified in the Prospectus and/or Statement of Additional Information of a Fund.

Limitation on Liability.  Under the Sub-Advisory Agreement, the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties and obligations thereunder.  The Trust, on behalf of a Fund, may enforce any obligations of the Sub-Adviser under the Sub-Advisory Agreement and may recover directly from the Sub-Adviser for any liability it may have to a Fund.

Duration and Termination.  The Sub-Advisory Agreement will have an initial term of two years and will continue thereafter from year to year only so long as its continuance is specifically approved at least annually by the Board (including by a majority of the Trustees who are not “interested persons” of the Trust) or by vote of a majority of the outstanding voting securities of the relevant Fund.  It may be terminated at any time without penalty with respect to a Fund on sixty days’ written notice to the Sub-Adviser by vote of the Board, by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser.  The Sub-Advisory Agreement also may be terminated at any time without penalty by the Sub-Adviser on ninety days’ written notice to the Adviser.  The Sub-Advisory Agreement terminates automatically in the event of its assignment or in the event that the Advisory Agreement is terminated for any reason.

Board Approval of the Sub-Advisory Agreement

At an in-person meeting held on May 21-22, 2014, the Board voted to approve the Sub-Advisory Agreement with respect to each Fund and to recommend it for shareholder approval.

At the meeting, the Board, and separately the Independent Trustees, considered information provided in advance by the Adviser and counsel to the Victory Fund complex regarding the Transaction, in conjunction with detailed information provided to them by the Adviser and Sub-Adviser in connection with the Board’s consideration of the Sub-Advisory Agreement.  Such information  included the financial terms of the Transaction; information provided in response to a detailed series of questions submitted by counsel to the Independent Trustees of the Trust in advance of the meeting; and memoranda outlining the legal duties of the Board.  The Independent Trustees also met in executive session with their counsel to consider such information.

In approving the Sub-Advisory Agreement, determining to submit it to shareholders for approval and to recommend its approval by shareholders, the Board considered several factors as discussed below.  The Board was advised by legal counsel to the Victory Fund complex and the Independent Trustees were advised by independent legal counsel with respect to their deliberations regarding the approval of the Sub-Advisory Agreement.

The Board reviewed a variety of factors and considered a significant amount of information and the discussion below is not intended to be all-inclusive.  The decision to approve the Sub-Advisory Agreement was made on the basis of each Trustee’s business judgment after consideration of all information presented at the Board’s May meeting and that provided in conjunction with the Board’s review of the Advisory Agreement at recent Board meetings.  Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

The Nature, Extent and Quality of the Services to be Provided by the Adviser.  The Board considered information it believed necessary to assess the stability of the Sub-Adviser prior to the Transaction and to assess the ongoing nature and quality of services to be provided to the Funds by the Sub-Adviser’s portfolio management team prior to the Transaction closing.  The Trustees considered the general experience, business and operations of the Sub-Adviser, as well as the experience of the portfolio management team that will be responsible for managing the Funds.  They considered information about the structure of the Sub-Adviser’s management and operations prior to the Transaction, including in particular how the pending Transaction might affect the Sub-Adviser’s performance or its delivery of services under the Sub-Advisory Agreement.

The Trustees received information describing how the Transaction is expected to affect the Sub-Adviser’s business and information describing the structure of, and the method used in determining, the compensation and incentive programs (e.g., salary, bonus, deferred compensation, and pension and retirement plans and arrangements) received by the Sub-Adviser’s key investment personnel.  The Trustees also received information describing changes that the Adviser anticipates making to such compensation and incentive programs subsequent to the Transaction.  The Board considered whether these compensation and incentive programs appropriately align the interests of the Sub-Adviser’s investment personnel with those of the Funds’ shareholders and promote the long-term performance of the Funds.  The Board concluded that the current compensation and incentive programs, as well as the proposed compensation and incentive programs to be implemented subsequent to the Transaction, were competitive and should help to retain key personnel.

Based on these and other factors, the Board concluded that the information presented to and considered by the Board regarding advisory personnel and their retention justified approval of the Sub-Advisory Agreement.  The Board concluded that the Funds will likely benefit from the nature, extent and quality of the services of the Sub-Adviser as a result of its experience, personnel, operations and resources.

The Investment Performance of the Sub-Adviser: In considering the investment performance of the Sub-Adviser, the Board took note of the performance of other funds and accounts managed by the portfolio management team that will be responsible for managing the Funds.  In this regard, the Board considered the one-, three-, and five-year and since inception investment performance, on both a gross and net basis, of such accounts and compared this information to the performance of the Funds’ benchmark, where applicable, and the median performance of the Funds’ “peer group” as categorized by Morningstar, Inc.  In addition, the Board considered each such account’s one-, three-, and five-year “ranking” within the Funds’ category as defined by Lipper Analytical Services, Inc. on a numeric, percentile and quartile ranking basis.

Based on these considerations and comparisons, the Board concluded that the historical investment performance of the Sub-Adviser’s proposed portfolio management team with respect to comparable accounts supported approval of the Sub-Advisory Agreement.

The Costs of the Services to be Provided and Profits to be Realized by the Sub-Adviser and its Affiliates from the Relationship with the Funds.  With respect to this factor, the Board did not consider profitability information from the Sub-Adviser’s relationship with the Funds since the Sub-Adviser had not yet commenced its service as the Funds’ sub-adviser and any information provided would, therefore, be speculative.  The Board noted that it would consider the Sub-Adviser’s profitability as part of any future reviews of the Sub-Adviser and the Sub-Advisory Agreement.  For these reasons, the Board gave measured consideration to projections regarding the Sub-Adviser’s future profitability in determining whether to approve the Sub-Advisory Agreement. The Board also considered the costs that the Sub-Adviser would incur in servicing the Funds and whether the proposed sub-advisory fee would be sufficient to enable the Sub-Adviser to pay and retain experienced professional personnel and provide an adequate level of other resources to provide quality services to the Funds.  Based on these considerations, the Board concluded that the sub-advisory fee proposed to be paid by the Adviser to the Sub-Adviser appears reasonable to support the level of services expected from the Sub-Adviser.

The Extent to Which Economies of Scale may by Realized as the Funds Grow and Whether Fee Levels would Reflect Economies of Scale.  In considering economies of scale with respect to the Funds, the Board took note that the approval of the Sub-Advisory Agreement would not change the investment advisory fee paid by the Funds since the Sub-Advisory fees will be paid entirely by the Adviser.  The Board took note of its comprehensive review of economies of scale during the Board’s October 23, 2013 meeting at which the Board considered the continuance of the Funds’ current Advisory Agreement pursuant to the requirements of Section 15(c) of the 1940 Act.  In this regard, the Board had previously considered the Adviser’s willingness in recent years and on an on-going basis to review the Funds’ advisory and other fees for reasonableness and market rate comparability, and, where appropriate, to renegotiate contracts on behalf of the Funds and reduce fees (both directly and through the implementation of contractual breakpoints in the advisory fees and implementation of fee waivers and expense caps) in an overall effort to reduce the Funds’ total operating expenses.  The Board concluded that the Funds’ advisory fees and expense structure adequately reflect economies of scale for the benefit of Fund shareholders and that it would regularly review the Funds’ fees and expenses to determine whether economies of scale are adequately shared with shareholders of the Funds in the future.

A Comparison of Fee Levels of the Funds with those of Comparable Funds.  In considering the sub-advisory fees applicable to the Funds compared to those of comparable funds, the Board again took note that the approval of the Sub-Advisory Agreement would not change the investment advisory fee paid by the Funds, since the Sub-Advisory fees will be paid entirely by the Adviser.  The Board also took into consideration the fact that the Adviser did not propose nor anticipate proposing any changes in the current advisory fees or other fees applicable to the Funds payable to it as a result of the proposed Sub-Advisory Agreement or the Transaction.  The Board referred to its prior review, conducted in October 2013, of each Fund’s advisory fees and total expenses as they compared to those of comparable funds, identified using a framework developed by a third party consultant and drawn from the Morningstar universe of funds, in the case of the advisory fee comparisons, and to the funds included in the Funds’ respective Morningstar category in the case of total expense comparisons. The Board also reviewed information provided by the Sub-Adviser concerning the fees it charges to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Funds.

Based on these fee and expense comparisons and the other information presented, the Board concluded that the proposed Sub-Advisory fees for the Funds are fair and reasonable and should not preclude approval of the Sub-Advisory Agreement.

Benefits Derived or to be Derived by the Sub-Adviser from the Relationship with the Funds.  In considering the benefits derived or to be derived by the Sub-Adviser from the relationship with the Funds, the Board considered the Sub-Adviser’s representation that, beyond the fees earned by the Sub-Adviser for providing services to the Funds, the Sub-Adviser may benefit from its relationship with the Funds in the sense that separately managed account clients may view the additional assets under management resulting from managing the Funds as a positive attribute.  The Board also considered the Sub-Adviser’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Sub-Adviser believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on this information, the Board concluded that these additional benefits should not preclude approval of the Sub-Advisory Agreement.

Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board, including by a separate vote of the Independent Trustees at an in-person meeting held on May 21-22, 2014, unanimously approved the Sub-Advisory Agreement and unanimously voted to recommend the Sub-Advisory Agreement to shareholders for approval.

Approval of the Sub-Advisory Agreement by the shareholders of either Fund is not contingent upon approval by the other Fund’s shareholders.  If a Fund’s shareholders do not approve Proposal 1, the Adviser and the Board will consider alternative portfolio management arrangements, including but not limited to naming an alternative portfolio manager or liquidating the Funds.

Recommendation

The Board unanimously voted to recommend that shareholders of each Fund vote “FOR” Proposal 1.

Required Vote

Approval of Proposal 1 requires the approval of a “majority of the outstanding voting securities” of each Fund voting individually.  A “majority of the outstanding voting securities” means the approval of the lesser of (1) more than one-half of the number of the Fund’s shares that are issued and outstanding as of the Record Date, or (2) 67% of the voting shares of the Fund present at the Meeting if more than 50% of the voting shares of the Fund are present at the Meeting in person or by proxy.

Proposal 2 — Approval of Manager of Managers Structure

Shareholders of each Fund are being asked to approve a manager of managers structure to enable the Funds to operate with greater efficiency by allowing a Fund to use sub-advisers best suited to its needs without incurring the potential expense and delays that could be associated with obtaining shareholder approval.  The process of seeking shareholder approval could cause delays in executing changes that the Board and the Adviser have determined are in the best interests of a Fund.

Provisions of the 1940 Act that apply to the Funds require that investment management agreements between funds and their investment advisers, including any investment sub-advisers, be approved by shareholders.  The SEC however, has issued an exemptive order to the Trust and certain other parties (the “Order”) permitting the Trust and its adviser to hire new sub-advisers without obtaining shareholder approval, subject to the approval of the Board and satisfaction of other conditions of the Order.  The Order allows the Adviser to hire, without shareholder approval, new sub-advisers that are not affiliated with the Adviser.

Under a manager of managers structure, upon receiving Board approval, sub-advisers selected by the Adviser could immediately manage Fund assets.  Under the terms of the Order, a Fund would be required to inform shareholder of the hiring of any new sub-adviser within 60 days of that hiring.  Shareholder approval is required for the Funds to use the manager of managers structure.  If shareholders approve this proposal, the Fund in the future, upon the recommendation of the Adviser and the Board, may elect to adopt a manager of managers structure in reliance on the Order, or any similar order that supersedes or replaces the Order, upon notice to shareholders.

As described above, subsequent to the Transaction, the Funds may take the necessary steps to rely on a similar exemptive order granted to the Sub-Adviser and certain other parties (the “Munder Order”).  Certain of the conditions in the Munder Order differ from those in the Order, including that, under the terms of the Munder Order, the Adviser would be able to hire, without shareholder approval, new sub-advisers that are affiliated with the Adviser, in addition to those that are not affiliated with the Adviser.  Moreover, under the terms of the Munder Order, a Fund would be required to inform shareholder of the hiring of any new sub-adviser within 90 days rather than within 60 days.  Approval of Proposal 2, therefore, would permit the Funds to rely in the future on the Order, the Munder Order, or any similar exemptive relief, whether by SEC order or by SEC rulemaking, that is deemed to supersede or replace the Order.

The Adviser does not currently anticipate any near-term changes to the portfolio manager structure for the Funds (other than those described in Proposal 1) that might cause the Funds to implement the manager of managers structure.  At a future time, upon notice to shareholders, the Board may recommend that a Fund adopt a manager of managers structure if it determines that it would be in the best interests of shareholders.  The Board determined to seek shareholder approval of the manager of managers structure at this time to avoid additional meeting and proxy solicitation costs in the future since a meeting of shareholder is already needed to approve Proposal 1.

Under the manager of managers structure, the Adviser will be permitted to appoint and replace sub-advisers for a Fund and to enter into, and approve, amendments to sub-advisory agreements without first obtaining shareholder approval, subject to the conditions of the Order.  The Board, including a majority of the Trustees who are not “interested persons” of the Trust, must approve any new sub-adviser and any new or amended sub-advisory agreement.

Use of the manager of managers structure would not diminish the Adviser’s responsibilities to the Funds under its Advisory Agreement. The Adviser would continue to have overall responsibility, subject to oversight by the Board, to oversee the sub-advisers and recommend their hiring, termination and replacement.  Specifically, the Adviser would, subject to the review and approval of the Board: (a) set a Fund’s overall investment strategy; (b) evaluate, select and recommend sub-advisers to manage all or a portion of a Fund’s assets; and (c) implement procedures reasonably designed to ensure that each sub-adviser complies with the Fund’s investment goal, policies and restrictions.  Subject to the review by the Board, the Adviser would: (a) when appropriate, allocate and reallocate the Funds’ assets among multiple sub-advisers; and (b) monitor and evaluate the performance of the sub-advisers.  Even if the manager of managers structure is approved, replacement of the Adviser or the imposition of material changes to the Advisory Agreement would require prior shareholder approval.

The manager of managers structure would (1) enable a new sub-adviser to commence providing services to a Fund more quickly and with less potential expense to the Fund when the Adviser and the Board believe that such an appointment would be in the best interests of the Fund; and (2) permit the Adviser to allocate and reallocate a Fund’s assets among itself and one or more sub-advisers when the Adviser and the Board believe that it would be in the best interests of the Fund.

Approval of this Proposal 2 will not affect your fees as a shareholder of a Fund.  The manager of managers structure will not at any time entail an increase in the investment management fees paid by a Fund.  Further shareholder approval would be necessary to increase the management fees that are payable by the Funds, which is not contemplated.

In evaluating the manager of managers structure and considering whether to submit Proposal 2 to shareholders, the Board considered the fact that the manager of managers structure would provide the Funds with faster access to qualified sub-advisers without incurring potential exposure or delays that could result from seeking to obtain shareholder approval.  The Board also considered that the Adviser would continue to have overall responsibility, subject to Board oversight, for (1) evaluating, selecting and recommending sub-advisers to manage all or a portion of a Fund’s assets, (2) setting a Fund’s overall investment strategy; and (3) implementing procedures reasonably designed to ensure that each sub-adviser complies with the Fund’s investment goal, policies and restrictions. The Board also considered that no sub-adviser could be appointed, removed or replaced without Board approval.

If Proposal 2 is approved, shareholders of the Funds will generally no longer be asked to approve the use of new sub-advisers for a Fund, assuming that the conditions of the Order are met.  Rather, the Adviser, with the approval of the Board, would be able to appoint new sub-advisers and make appropriate changes to the Funds’ sub-advisory agreements without seeking shareholder approval.  The Funds will, however, inform shareholders of the hiring of any new sub-adviser within 60 days after the hiring of the sub-adviser.   In addition, if Proposal 2 is approved, the prospectus for each Fund will be updated to disclose the existence, substance and effect of the Order.

Approval of the manager of managers structure by the shareholders of either Fund is not contingent upon approval by the other Fund’s shareholders.  If Proposal 2 is not approved by a Fund’s shareholders, then the Adviser would generally only be able to enter into new or amended sub-advisory agreements with shareholder approval, potentially causing delay and expense in making a change the Board deems beneficial to the Fund and its shareholder.

Recommendation

The Board unanimously voted to recommend that shareholders of each Fund vote “FOR” Proposal 2.

Required Vote

Approval of Proposal 2 requires the approval of a “majority of the outstanding voting securities” of each Fund voting individually.  A “majority of the outstanding voting securities” means the approval of lesser of (1) one more than half of the number of shares that are issued and outstanding as of the Record Date, or (2) 67% of the voting shares of the Fund present at the Meeting if more than 50% of the voting shares of the Fund are present at the Meeting in person or by proxy.

OTHER MATTERS

The Board does not know of any matters to be presented at the Meeting other than those set forth in this proxy statement.  If any other business should come before the Meeting, the persons named on the accompanying proxy card (or their substitutes) will vote thereon in accordance with their best judgment.

PART 2 — MORE ON PROXY VOTING
AND SHAREHOLDER MEETINGS

General Information about Proxy Voting

The Board is soliciting your proxy to vote on the matters described in this proxy statement.

Only shareholders of record of the Funds of the Trust at the close of business on the Record Date, June [•], 2014, may vote at the Meeting.  As of the Record Date, [•] shares of the Trust were issued and outstanding, and each class of each Fund had the number of shares issued and outstanding listed below, each share being entitled to one vote and each fractional share being entitled to an equivalent fractional vote:

Fund/Class	Shares Entitled to Vote
International Fund – A	[•]
International Fund – C	[•]
International Fund – I	[•]
International Fund – R	[•]
International Fund – R6	[•]
International Fund – Y	[•]
International Select Fund – A	[•]
International Select Fund – C	[•]
International Select Fund – I	[•]
International Select Fund – R	[•]
International Select Fund – Y	[•]

Beneficial Ownership of Shares

As of the Record Date, the Trustees and officers of the Trust, either individually or as a group, owned less than 1% of the outstanding shares of the Funds in the Trust. To the best of the knowledge of the Trust, Exhibit B sets forth the shareholders who owned beneficially or of record as of the Record Date 5% or more of a class of a Fund and each person known by the Trust to have beneficial ownership of 25% or more of the voting securities of the Fund as a whole.

In addition to the solicitation of proxies by mail, the Trust may use the services of officers and employees of the Trust, the Adviser, and Victory Capital Advisers, Inc. (the “Distributor”) (none of whom receive any compensation for that service), to solicit proxies by telephone, internet and personal interview, and may also provide shareholders with a procedure for recording their votes by internet, facsimile, telephone or other electronic means.  In addition, the Trust is employing AST Fund Solutions, LLC to solicit proxies, for which it expects to pay proxy solicitation fees and additional out-of-pocket expenses estimated at $[•].

This proxy solicitation is made by and on behalf of the Board of the Trust.  Persons holding shares as nominees will, upon request, be reimbursed by the Trust for their reasonable expenses incurred in sending soliciting material to their principals.  The costs of the proxy solicitation include preparing, printing, handling and mailing of the proxies and related materials; the proxy solicitation fees and expenses; legal fees, and expenses reimbursed to persons holding shares as nominees.  The Adviser has agreed to bear three-fourths of these costs, whether or not the Proposals are approved by the shareholders.  Together, the Funds will bear the remaining one-fourth of these expenses.

Voting Information and Discretion of the Persons Named as Proxies

While the Meeting is also called to act upon any other business that may properly come before it, as of the date of this proxy statement, the only business which management intends to present or knows that others will present is the business mentioned in the notice of special meeting.  If any other matters lawfully come before the Meeting, and in all procedural matters at the Meeting, the persons named as proxies (or their substitutes) will vote in accordance with their business judgment.

A properly executed proxy returned with instructions to withhold authority to vote, represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote on a particular matter with respect to which the broker or nominee does not have discretionary power).  Shares represented by broker non-votes or abstentions (collectively, “abstentions”), will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business.  Abstentions will have the effect of a “no” vote for obtaining requisite approval for Proposals 1 and 2, but will not affect the outcome of a vote to adjourn the Meeting.

A quorum to conduct business at the Meeting is constituted by the presence in person or by proxy of the holders of more than one third of the outstanding shares of the Trust entitled to vote at the Meeting.  In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation.  Any adjournment requires the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy.  If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote “FOR” the proposal in favor of such adjournment, and will vote those proxies required to be voted “AGAINST” the proposal against any adjournment.  Any adjourned session or sessions may be held within a reasonable period after the date set for the original Meeting without the necessity of further notice.

Submission of Proposals for the Next Shareholder Meeting

Under the Trust’s Trust Instrument and Bylaws, annual meetings of shareholders are not required to be held unless necessary under the 1940 Act.  Therefore, the Trust does not hold shareholder meetings on an annual basis.  Shareholder proposals intended to be presented at any meeting hereafter called should be sent to the Trust at 3435 Stelzer Road, Columbus, Ohio 43219-3035, and must be received by the Trust within a reasonable time before the solicitation relating thereto is made in order to be included in the notice or proxy statement related to such meeting.  The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included.  Shareholder proposals are subject to certain regulations under federal securities law.

HELP THE FUNDS AVOID UNNECESSARY EXPENSE AND DELAY.  IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE VOTE ONLINE OR BY PHONE OR SIGN YOUR PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PART 3 — TRUST INFORMATION

The Trust is a statutory trust established under Delaware law.  The operations of the Trust are governed by a Trust Instrument dated December 6, 1995, as amended March 27, 2000.  The Trust is an open-end management investment company consisting of 16 series.

Each Fund is a separate series of the Trust and, as such, has similar rights under the Trust Instrument and applicable Delaware law.  The Board can divide each Fund into classes of shares.  For current share classes of the Funds, see Part 3, “More on Proxy Voting and Shareholder Meetings.”

Board of Trustees

Overall responsibility for management of the Trust rests with the Trustees, who are elected by the shareholders of the Trust.  The Trust is managed by the Trustees in accordance with the laws of the State of Delaware.  There are currently seven Trustees, six of whom are not “interested persons” of the Trust, as that term is defined in Section 2(a)(18) of the 1940 Act.  The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations.

Officers

The officers of the Trust, their ages, the length of time served and principal occupations during the past five years are as follows:

Name (Age)	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Michael D. Policarpo, II, (39)	President	May 2008

Chief Financial Officer and Treasurer (since 2013), Senior Managing Director (2010-2013) and Managing Director (2005-2010) of the Adviser. Chief Financial Officer and Treasurer (since 2013), Victory Capital Holdings, Inc.

Derrick A. MacDonald, (43)	Vice President	August 2010	Managing Director of the Adviser, Fund Administration, Technology and Operations (since 2008); Global Business Director, Avery Dennison (2004-2008).

Christopher K. Dyer, (52)	Secretary	February 2006	Director of Mutual Fund Administration of the Adviser.

Jay G. Baris, (60)	Assistant Secretary	December 1997	Partner, Morrison & Foerster LLP (since 2011); Partner, Kramer Levin Naftalis & Frankel LLP (1994-2011).

Christopher E. Sabato, (45)	Treasurer	May 2006	Senior Vice President, Financial Administration, Citi Fund Services, Inc.

Eric B. Phipps, (42)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	August 2010	Vice President and Chief Compliance Officer, CCO Services of Citi Fund Services, Inc. (since 2006).

Edward J. Veilleux, (70)	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting).

The mailing address of each officer of the Trust is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219-3035.

With the exception of the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Investment Adviser, Administrator and Fund Accounting Agent, Sub-Administrator, Transfer Agent and Sub-Fund Accounting Agent, Distributor and Other Service Providers

Victory Capital Management Inc., 4900 Tiedeman Road, Brooklyn, Ohio 44144, serves as Adviser and Administrator and Fund Accounting agent of the Funds.  The Adviser is a New York corporation that is registered as an investment adviser with the SEC.  The Adviser is a wholly-owned subsidiary of Victory Capital Holdings, Inc. (“VCH”).  A majority interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds (together, “Crestview”) with a substantial minority interest in VCH owned by employees of the Adviser.  As of March 31, 2014, the Adviser and its affiliates managed or advised assets totaling approximately $18.6 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

Munder Capital Management, 480 Pierce Street, Birmingham, Michigan 48009, is proposed to serve as Sub-Adviser of the Funds.  The Sub-Adviser is a Delaware general partnership.  As of March 31, 2014, the Sub-Adviser and its affiliates managed assets totaling approximately $14 billion.

Set forth in Exhibit C is certain information with respect to the directors, executive officers and owners of the Sub-Adviser as of March 31, 2014, and information concerning other registered investment companies with similar investment objectives as the Funds currently managed by the Sub-Adviser.

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as Sub-Administrator, Transfer Agent and Sub-Fund Accounting and Dividend Disbursing agent for the Funds.

Distributor

Victory Capital Advisers, Inc., 4900 Tiedeman Road, Brooklyn, Ohio 44144, serves as the Distributor to the Trust.  The Distributor is an affiliate of the Adviser.

Custodian

Citibank, N.A., 388 Greenwich Street, New York, NY 10013, serves a custodian for the Funds.

Legal Counsel

Morrison & Foerster LLP, 250 West 55th Street, New York, New York 10019-9601, serves as legal counsel to the Trust.

EXHIBIT INDEX

EXHIBIT	EXHIBIT NAME	PAGE
Exhibit A	Sub-Advisory Agreement	A-1
Exhibit B	Beneficial Ownership of Fund Shares	B-1
Exhibit C	Additional Information About the Sub-Adviser	C-1

INVESTMENT SUB-ADVISORY AGREEMENT
between
VICTORY CAPITAL MANAGEMENT INC.
and
MUNDER CAPITAL MANAGEMENT

AGREEMENT made as of the [•] day of [•], 2014, by and between Munder Capital Management, a Delaware general partnership (the “Sub-Adviser”) and Victory Capital Management Inc., a New York corporation (the “Adviser”), on behalf of the funds listed on Schedule A individually and not jointly (each, a “Fund” and collectively, the “Funds”), each of which is a separate series of The Victory Portfolios (the “Trust”), a Delaware statutory trust.

WHEREAS, the Trust is an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Adviser provides the Funds, as series of the Trust, investment advisory services pursuant to the terms and conditions of an investment advisory agreement dated as of August 1, 2013 (the “Advisory Agreement”), between the Adviser and the Trust, on behalf of the Funds and its other series;

WHEREAS, the Advisory Agreement authorizes the Advisor to delegate to one or more other investment advisers any or all of the Advisor’s duties and obligations under the Advisory Agreement; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish investment sub-advisory services to the Funds, and the Sub-Adviser represents that it is willing and possesses legal authority to so furnish such services.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.                                      Appointment.  The Adviser hereby appoints the Sub-Adviser to act as investment sub-adviser to the Funds for the period and on the terms set forth in this Agreement.  The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.                                      Delivery of Documents.  The Adviser has delivered to the Sub-Adviser copies of the currently effective Prospectuses and Statements of Additional Information of the Funds along with all amendments thereto through the date hereof, and will promptly deliver to it all future amendments and supplements thereto, if any.

3.                                      Investment Sub-Advisory Services.

(a)                                 Management of the Funds.  The Sub-Adviser hereby undertakes to act as investment sub-adviser to the Funds with respect to that portion of the assets of each Fund that the Adviser allocates from time to time to the Sub-Adviser to manage (which portion may include any or all of the Fund’s assets).

(b)                                 The Adviser agrees to provide the Sub-Adviser with such assistance as may be reasonably requested by the Sub-Adviser in connection with its activities under this Agreement, including, without limitation, information concerning each Fund, its funds available, or to become available, for investment and generally as to the conditions of each Fund’s affairs.

(c)                                  Subject to the supervision of the Board and the Adviser, the Sub-Adviser shall regularly provide investment advice to the Funds and continuously supervise the investment and reinvestment of cash, securities and other property comprising the assets of the Funds that are allocated to the Sub-Adviser to manage and, in furtherance thereof, shall:

(i)

obtain and evaluate pertinent economic, statistical and financial data, as well as other significant events and developments, which affect the economy generally, the Funds’ investment programs, and the issuers of securities included in the Funds’ investment portfolios and the industries in which they engage, or which may relate to securities or other investments which the Sub-Adviser may deem desirable for inclusion in a Fund’s investment portfolio;

(ii)	determine which issuers and securities shall be included in the portfolio of each Fund;

(iii)	furnish a continuous investment program for each Fund;

(iv)	in its discretion and without prior consultation with the Trust or the Adviser, buy, sell and otherwise trade any stocks, bonds and other securities and investment instruments on behalf of each Fund;

(v)

take, on behalf of each Fund, all actions the Sub-Adviser may deem necessary in order to carry into effect such investment program and the Sub-Adviser’s functions as provided above, including the making of appropriate daily trade and periodic reports to the Adviser and periodic reports to the Board;

(vi)	provide such compliance reports, assessments and certifications from the Sub-Adviser’s Chief Compliance Officer as the Adviser or the Board may request;

(vii)

provide the Trust and the Adviser with reasonable evidence that, with respect to activities on behalf of the Funds, the Sub-Adviser has maintained and is maintaining adequate errors and omissions insurance and fidelity bond coverage;

(viii)

provide the Adviser and the Trust with such additional cooperation as may be reasonably requested in furtherance of the operation of the Funds and the regulatory requirements of the Funds and the Adviser; and

(ix)

maintain the confidentiality of Trust information, other than as needed to conduct the business of the Funds, and exercise at least the same standard of care that it uses to protect its own confidential and proprietary information.

(d)                                 Covenants.  The Sub-Adviser shall carry out its investment advisory and supervisory responsibilities in a manner consistent with the investment objectives, policies, and restrictions provided in:  (i) each Fund’s Prospectus and Statement of Additional Information as revised and in effect from time to time; (ii) the Trust’s Trust Instrument, Bylaws or other governing instruments, as amended from time to time; (iii) the 1940 Act; (iv) other applicable laws; and (v) such other investment policies, procedures and/or limitations as may be adopted by the Adviser or the Trust with respect to a Fund and provided to the Sub-Adviser in writing.  The Sub-Adviser agrees to use reasonable efforts to manage each Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and regulations issued thereunder (the “Code”), except as may be authorized to the contrary by the Board.  The management of the Funds by the Sub-Adviser shall at all times be subject to the review of the Adviser and the Board.

(e)                                  Books and Records.  Pursuant to applicable law, the Sub-Adviser shall keep each Fund’s books and records required to be maintained by, or on behalf of, the Funds with respect to sub-advisory services rendered hereunder.  The Sub-Adviser agrees that all records which it maintains for a Fund are the property of the Fund and it will promptly surrender any of such records to the Fund upon the Fund’s request.  The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records of the Fund required to be preserved by such Rule.

(f)                                   Reports, Evaluations and other Services.  The Sub-Adviser shall furnish reports, evaluations, information or analyses to the Adviser and the Board with respect to the Funds and in connection with the Sub-Adviser’s services hereunder as the Adviser or the Board may reasonably request from time to time or as the Sub-Adviser may otherwise deem to be desirable.  The Sub-Adviser shall make recommendations to the Board with respect to Fund policies, and shall carry out such policies as are adopted by the Board.  The Sub-Adviser shall, subject to review by the Adviser and the Board, furnish such other services as the Sub-Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Agreement.

(g)                                  Purchase and Sale of Securities.  The Sub-Adviser shall place all orders for the purchase and sale of portfolio securities for each Fund with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Sub-Adviser to the extent permitted by the 1940 Act and the Trust’s policies and procedures applicable to the Funds.  The Sub-Adviser shall use its best efforts to seek to execute portfolio transactions at the best overall terms available.  In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the Sub-Adviser, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.  In no event shall the Sub-Adviser be under any duty to obtain the lowest commission or the best net price for any Fund on any particular transaction, nor shall the Sub-Adviser be under any duty to execute any order in a fashion either preferential to any Fund relative to other accounts managed by the Sub-Adviser or otherwise materially adverse to such other accounts.

(h)                                 Selection of Brokers or Dealers.  In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Sub-Adviser, the Funds and/or the other accounts over which the Sub-Adviser exercises investment discretion.  The Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to accounts over which it exercises investment discretion.  The Sub-Adviser shall report to the Adviser and the Board regarding overall commissions paid by the Fund and their reasonableness in relation to their benefits to the Fund.  Any transactions for a Fund that are effected through an affiliated broker-dealer on a national securities exchange of which such broker-dealer is a member will be effected in accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, including Rule lla2-2(T).  The Fund hereby authorizes any such broker or dealer to retain commissions for effecting such transactions and to pay out of such retained commissions any compensation due to others in connection with effectuating those transactions.

(i)                                     Aggregation ·of Securities Transactions.  In executing portfolio transactions for a Fund, the Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other Funds or its other clients if, in the Sub-Adviser’s reasonable judgment, such aggregation (i) is made in a manner that is fair and equitable to the Fund, and (ii) is not inconsistent with the policies set forth in the Trust’s registration statement and the Fund’s Prospectus and Statement of Additional Information.  In such event, the Sub-Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to the Fund and such other clients.

4.                                      Representations and Warranties.

(a)                                 The Sub-Adviser hereby represents and warrants to the Adviser as follows:

(i)                                     The Sub-Adviser is a general partnership duly organized and in good standing under the laws of the State of Delaware and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

(ii)                                  The Sub-Adviser is registered as an investment adviser with the Securities and Exchange Commission (the “Commission”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is registered or licensed as an investment adviser under the laws of all jurisdictions in which the Sub-Adviser is required to be registered or licensed as an investment adviser in order to perform its obligations under this Agreement.  The Sub-Adviser shall maintain such registrations or licenses in effect at all times during the term of this Agreement.

(iii)                               The Sub-Adviser at all times shall provide its best judgment and effort to the Funds in carrying out the Sub-Adviser’s obligations hereunder.

(iv)                              All representations and warranties made by the Sub-Adviser pursuant to this Paragraph 4 shall survive for the duration of this Agreement and the Sub-Adviser shall immediately notify, but in no event later than five (5) business days, the Adviser in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

(b)                                 The Adviser hereby represents and warrants to the Sub-Adviser as follows:

(i)                                     The Adviser is a corporation duly organized and in good standing under the laws of the State of New York and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

(ii)                                  The Adviser is registered as an investment adviser with the Commission under the Advisers Act, and is registered or licensed as an investment adviser under the laws of all jurisdictions in which the Sub-Adviser is required to be registered or licensed as an investment adviser in order to perform its obligations under this Agreement.  .  The Adviser shall maintain such registrations or licenses in effect at all times during the term of this Agreement.

(iii)                               The Adviser at all times shall provide its best judgment and effort to the Sub-Adviser and the Funds in carrying out the Adviser’s obligations hereunder.

(iv)                              All representations and warranties made by the Adviser pursuant to this Paragraph 4 shall survive for the duration of this Agreement and the Adviser shall immediately notify, but in no event later than five (5) business days, the Sub-Adviser in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

5.                                      Compensation.  As compensation for the services which the Sub-Adviser is to provide or cause to be provided pursuant to Paragraph 3, the Adviser shall pay to the Sub-Adviser out of the Adviser’s assets an annual fee, computed and accrued daily and paid in arrears within the first five business days of every month, at the rate set forth opposite each Fund’s name on Schedule A, which shall be a percentage of the average daily net assets of such Fund (computed in the manner set forth in the Fund’s most recent Prospectus and Statement of Additional Information) determined as of the close of business on each business day throughout the month, multiplied by the portion of that Fund’s assets allocated by the Adviser to the Sub-Adviser for investment during such month.  At the request of the Adviser, for administrative convenience, some or all of such fee shall be paid directly by a Fund to a Sub-Adviser from fees payable to the Adviser under the Advisory Agreement.  However, neither the Trust nor any Fund shall be liable to the Sub-Adviser for the compensation of the Sub-Adviser.  The fee for any partial month under this Agreement shall be calculated on a proportionate basis.

6.                                      Interested Persons.  It is understood that, to the extent consistent with applicable laws, members of the Board, officers and shareholders of the Trust are or may be or become interested in the Sub-Adviser as directors, officers or otherwise and that partners, officers and shareholders of the Sub-Adviser are or may be or become similarly interested in the Trust.

7.                                      Expenses.

(a)                                 As between the Sub-Adviser and the Funds, the Funds will pay for all their expenses other than those expressly stated to be payable by the Sub-Adviser hereunder, which expenses payable by the Funds shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments, which the parties acknowledge might be higher than other brokers would charge when a Fund utilizes a broker which provides brokerage and research services to the Sub-Adviser as contemplated under Paragraph 3 above; (iii) fees and expenses of the Board members that are not employees of the Sub-Adviser; (iv) legal and audit expenses; (v) administrator, custodian, pricing and bookkeeping, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Funds’ shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders, unless otherwise required; (viii) all other expenses incidental to holding meetings of shareholders, including proxy solicitations therefor, unless otherwise required; (ix) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (x) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto; (xi) insurance premiums for fidelity bonds and other coverage to the extent approved by the Board; (xii) association membership dues authorized by the Board; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust is a party (or to which the Funds’ assets are subject) and any legal obligation for which the Trust may have to provide indemnification to the members of the Board and the Trust’s officers.

(b)                                 Notwithstanding the foregoing, except with respect to any changes directly or indirectly related to the transaction contemplated by the sale and purchase agreement between Victory Capital Holdings, Inc., Munder Capital Holdings and Munder Capital Holdings II (“Transaction”), the Sub-Adviser agrees to pay the Adviser or the Trust the cost of generating a prospectus supplement, including costs of preparation, filing, typesetting, printing, distribution and mailing of the supplement, if the Sub-Adviser (subsequent to the effective date of this Agreement) makes any changes that require prompt disclosure in the prospectus or any required regulatory documents that may be caused by changes to its structure or ownership, to investment personnel, to investment style or management, or otherwise (“Changes”), and at the time of notification of the Board and the Adviser by the Sub-Adviser of such Changes, the Fund is not generating a supplement for other purposes or the Fund or the Adviser does not wish to add such Changes to the pending supplement.  In the event two or more sub-advisers, if applicable, each require a supplement simultaneously, the expense of a combined supplement will be shared by them in an equitable manner determined by the Adviser.

(c)                                  Except with respect to any change of control directly or indirectly related to the Transaction, in the event there is a proposed change of control of the Sub-Adviser that would terminate this Agreement, if a vote of shareholders to approve continuation of this Agreement is at that time deemed by counsel to the Trust to be required by the 1940 Act or any rule or regulation thereunder, Sub-Adviser agrees to assume all reasonable costs associated with soliciting shareholders of the appropriate Fund(s) to approve continuation of this Agreement.  Such expenses include the reasonable costs of preparation, filing, typesetting, printing, distribution and mailing of a proxy statement, and of soliciting proxies.

(d)                                 Except with respect to any change of control directly or indirectly related to the Transaction, in the event that such a proposed change of control of the Sub-Adviser shall occur and the Fund is operating under an exemptive order issued by the Commission to the Trust or the Adviser with respect to the appointment of sub-advisers without the need for shareholder approval, the Sub-Adviser agrees to assume all reasonable costs and expenses associated with an information statement required by the exemptive order which may contain all information that would be included in a proxy statement.  Such expenses include the reasonable costs of preparation, filing, typesetting, printing, distribution and mailing of an information statement.

8.                                      References to Sub-Adviser.  The Sub-Adviser hereby grants to the Adviser and the Trust during the term of this Agreement the right and license to use the Sub-Adviser’s name and registered and unregistered trademarks, service marks and logos on websites, marketing literature, prospectuses, SAIs, shareholder reports, proxies, and in other materials solely for the purpose of disclosing and promoting the relationship amongst the parties to this Agreement.  In accordance with the license rights granted in the preceding sentence, the Adviser agrees to furnish to the Sub-Adviser copies of such documents that refer to the Sub-Adviser prior to the use thereof, and not to use such material if the Sub-Adviser reasonably objects in writing within three (3) business days (or such other time as may be mutually agreed) after receipt thereof.

9.                                      Non-Exclusive Services; Limitation of Sub-Adviser’s Liability.  The services of the Sub-Adviser to the Funds are not to be deemed exclusive and the Sub-Adviser may render similar services to others and engage in other activities.  The Sub-Adviser and its affiliates may enter into other agreements with the Funds and the Trust for providing additional services to the Funds and the Trust which are not covered by this Agreement, and to receive additional compensation for such services.  In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser, or a breach of fiduciary duty with respect to receipt of compensation, neither the Sub-Adviser nor any of its partners, directors, officers, shareholders, agents, or employees shall be liable or responsible to the Adviser, the Trust, the Funds or to any shareholder of the Funds for any error of judgment or mistake of law or for any act or omission in the course of, or connected with, rendering services hereunder or for any loss suffered by the Adviser, the Trust, a Fund or any shareholder of a Fund in connection with the performance of this Agreement.  The Trust, on behalf of a Fund, may enforce any obligations of the Sub-Adviser under this Agreement and may recover directly from the Sub-Adviser for any liability it may have to the Trust or a Fund.

10.                               Effective Date; Modifications; Termination.  This Agreement shall become effective as of the date first above written, provided that it shall have been approved by a majority of the outstanding voting securities of each Fund, in accordance with the requirements of the 1940 Act or any exemptive relief granted thereunder, or such later date as may be agreed by the parties following such shareholder approval.

(a)                                 This Agreement shall continue in force until [•].  Thereafter, this Agreement shall continue in effect as to each Fund for successive annual periods, provided such continuance is specifically approved at least annually (i) by a vote of the majority of the Board members who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval and (ii) by a vote of the Board or a majority of the outstanding voting shares of the Fund.

(b)                                 The modification of any of the non-material terms of this Agreement may be approved by a vote of a majority of those Board members who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

(c)                                  Notwithstanding the foregoing provisions of this Paragraph 10, the Adviser may terminate this Agreement at any time on sixty (60) days’ prior written notice to the other parties hereto, without payment of any penalty.  Such a termination by the Adviser may be effected severally as to any particular Fund, and shall be effected as to any Fund by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund.  The Sub-Adviser may terminate this Agreement at any time on ninety (90) days’ prior written notice to the Adviser, without payment of any penalty.  Such termination by the Sub-Adviser shall be effective as to all Funds.  This Agreement shall terminate automatically in the event of its assignment.

(d)                                 In the event of termination of this Agreement, those paragraphs of the Agreement which govern the conduct of the parties’ future interactions with respect to the Sub-Adviser having provided investment management services to the Fund(s) for the duration of the Agreement, including but not limited to paragraphs 3(c)(vi), 3(c)(vii), 3(c)(viii), 3(c)(ix), 3(e), 9, 11, 15 and 16 shall survive such termination of this Agreement.

11.                               Limitation of Liability of Trustees and Shareholders.  The Adviser and the Sub-Adviser acknowledges the following limitation of liability:

The terms “The Victory Portfolios” and “Trustees” refer, respectively, to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under the Trust Instrument, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the State of Delaware, such reference being inclusive of any and all amendments thereto so filed or hereafter filed.  The obligations of The Victory Portfolios entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with the Trust or a Fund must look solely to the assets of the Trust or Fund for the enforcement of any claims against the Trust or Fund.

12.                               Certain Definitions.  The terms “vote of a majority of the outstanding voting securities,” “assignment,” “control,” and “interested persons,” when used herein, shall have the respective meanings specified in the 1940 Act.  References in this Agreement to the 1940 Act and the Advisers Act shall be construed as references to such laws as now in effect or as hereafter amended, and shall be understood as inclusive of any applicable rules, interpretations and/or orders adopted or issued thereunder by the Commission.

13.                               Independent Contractor.  The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board from time to time, have no authority to act for or represent a Fund in any way or otherwise be deemed an agent of a Fund.

14.                               Structure of Agreement.  The responsibilities and benefits set forth in this Agreement shall refer to each Fund severally and not jointly.  No Fund shall have any responsibility for any obligation of any other Fund arising out of this Agreement.  Without otherwise limiting the generality of the foregoing:

(a)                                 any breach of any term of this Agreement regarding the Trust with respect to any one Fund shall not create a right or obligation with respect to any other Fund;

(b)                                 under no circumstances shall the Adviser have the right to set off claims relating to a Fund by applying property of any other Fund; and

(c)                                  the business and contractual relationships created by this Agreement, consideration for entering into this Agreement, and the consequences of such relationship and consideration relate solely to the Trust and the particular Fund to which such relationship and consideration applies.

This Agreement is intended to govern only the relationships between the Adviser and the Sub-Adviser with respect to services provided to the Trust and the Funds, and (except as specifically provided above in this Paragraph 14) is not intended to and shall not govern (i) the relationship between the Trust and any Fund or (ii) the relationships among the respective Funds.

15.                               Governing Law.  This Agreement shall be governed by the laws of the State of Delaware, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act or the Advisers Act or any rule or regulation of the Commission thereunder.

16.                               Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

17.                               Notices.  Notices of any kind to be given to the Adviser hereunder shall be in writing and shall be duly given if mailed or delivered to the Adviser at 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, Attention: President, with a copy to Christopher K. Dyer, or at such other address or to such individual as shall be so specified by the Adviser.  Notices of any kind to be given to the Sub-Adviser hereunder shall be in writing and shall be duly given if mailed or delivered to the Sub-Adviser at 480 Pierce Street, Birmingham, Michigan 48009, Attention: President, with a copy to General Counsel, or at such other address or to such individual as shall be so specified by the Sub-Adviser.  Notices shall be effective upon delivery.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date written above.

VICTORY CAPITAL MANAGEMENT INC.

By:
Name:
Title:

MUNDER CAPITAL MANAGEMENT

By:
Name:
Title:

SCHEDULE A
to the
SUB-ADVISORY AGREEMENT
between
VICTORY CAPITAL MANAGEMENT INC. ,
and
MUNDER CAPITAL MANAGEMENT

Dated [•], 2014

	Name of Fund	Fee(1)	Last Approved	Must Be Approved By
1.	International Fund	0.40%
2.	International Select Fund	0.40%

The rates set forth above apply to average daily net assets that are subject to the Sub-Adviser’s investment discretion in the specific Fund.

Current as of [•], 2014	Accepted:

VICTORY CAPITAL MANAGEMENT INC.

By:
Title:

MUNDER CAPITAL MANAGEMENT

By:
Title:

(1) Expressed as a percentage of average daily net assets.

EXHIBIT B

Beneficial Ownership of Fund Shares

As of the Record Date, the Trustees and officers of the Trust, either individually or as a group, owned less than 1% of the outstanding shares of the Funds in the Trust. To the best of the knowledge of the Trust, the following shareholders owned beneficially or of record 5% or more of a class of a Fund as of the Record Date:

Fund/Class	Name and Address of Account	Share Amount	Percentage of Class
International Fund Class A

International Fund Class C

International Fund Class I

International Fund Class R

International Fund Class R6

International Fund Class Y

International Select Fund Class A

International Select Fund Class C

International Select Fund Class I

International Select Fund Class R

International Select Fund Class Y

B-2

EXHIBIT C

Additional Information About the Sub-Adviser

Executive Officers and Owners of the Sub-Adviser

The partners of the Sub-Adviser are Munder Capital Holdings, LLC, which owns approximately 99.5% of the Sub-Adviser, and Munder Capital Holdings II, LLC, which owns approximately 0.5% of the Sub-Adviser.  As of March 31, 2014, the ownership of the Sub-Adviser was as follows:  employees of the Sub-Adviser and Integrity Asset Management, LLC a wholly owned subsidiary of the Sub-Adviser, held LLC units representing 25.5% of the firm’s value; Crestview Partners GP, L.P. and its affiliates held LLC units representing 58.7% of the firm’s value; and other minority-interest investors held LLC units totaling 15.8% of the firm’s value.

The following table sets forth the executive officers of the Sub-Adviser and their principal occupation or business as of  March 31, 2014. The address of the persons listed below is 480 Pierce Street, Suite 300, Birmingham, MI 48009.

Name	Principal Occupation/Business
Maureen M. Bromwell	Managing Director, Marketing of Munder Capital Management
Tony Y. Dong	Vice Chairman & Chief Investment Officer of Munder Capital Management
James V. FitzGerald	President & Chief Operating Officer of Munder Capital Management
Edward D. Goard	Managing Director, Chief Investment Officer, Fixed Income of Munder Capital Management
Peter K. Hoglund	Managing Director, Chief Financial Officer & Treasurer of Munder Capital Management
William H. McNett III	Managing Director, Institutional Sales and Client Service of Munder Capital Management
Beth A. Obear	Managing Director, Operations, Information Technology and Human Resources of Munder Capital Management
Stephen J. Shenkenberg	Managing Director, General Counsel, Chief Compliance Officer & Secretary of Munder Capital Management
Peter A. Tufts	Managing Director, Intermediary Distribution of Munder Capital Management

Other Investment Companies Advised by the Sub-Adviser

Below is information concerning other registered investment companies with similar investment objectives as the Funds for which the Sub-Adviser acts as investment adviser or sub-adviser.

Fund	Assets Under Management as of 3/31/14 ($MM)	Fee Rate (as a % of average daily net assets)
Munder International Fund—Core Equity	$27.3	0.80% of the first $1 billion of average daily net assets; and 0.75% of the average daily net assets in excess of $1 billion

C-1

[Victory Logo]	PROXY CARD

THE VICTORY PORTFOLIOS

INTERNATIONAL FUND

INTERNATIONAL SELECT FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY [•], 2014

The undersigned, revoking prior proxies, hereby appoints Christopher K. Dyer and Michael D. Policarpo, II, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution and re-substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders (the “Meeting”) of the above-referenced Fund held of record, to be held at the Trust’s offices, 3435 Stelzer Road, Columbus, Ohio on July [•], 2014, at 10:00 A.M. Eastern Time, or at any adjournment thereof, upon the proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Note: Please sign this proxy exactly as your name or names appear hereon.  Each joint owner should sign.  Trustees and other fiduciaries should indicate the capacity in which they sign.  If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Simple methods to vote your proxy:

Log on to www.proxyonline.us. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

Simply dial toll-free (866) 796-3441 and have this proxy card available at the time of the call. Representatives are available 9 a.m. to 10 p.m. Eastern time Monday through Friday.

Simply dial toll-free (888) 227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on July [•], 2014.  The proxy statement for this meeting is available at: www.proxyonline.com/docs/victory.pdf

TAGID:	CUSIP:

[INTERNATIONAL/INTERNATIONAL SELECT] FUND

This proxy is solicited on behalf of the Board of Trustees, and the proposals (set forth below) have been proposed by the Board of Trustees.

When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated.  The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

Please vote, date and sign this proxy card and return it promptly in the enclosed envelope

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example:  ■

VOTE ON PROPOSALS:

		FOR	AGAINST	ABSTAIN

1.	Proposal to approve a Sub-Advisory Agreement for the Fund.	☐	☐	☐

2.	Proposal to approve the Fund using a “Manager of “Managers” structure	☐	☐	☐

Any other business that may come up at the Special Meeting.

YOU MAY VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.
PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.